UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 16, 2008 (May 15, 2008)

Westar Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Kansas

(State or Other Jurisdiction of Incorporation)

1-3523	48-0290150
(Commission File Number)	(IRS Employer Identification No.)

818 South Kansas Avenue Topeka, Kansas	66611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (785) 575-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-11 under the Exchange Act (17 CFR 240.14a-11)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 15, 2008, Kansas Gas and Electric Company (“KGE”), our wholly-owned subsidiary, entered into a Bond Purchase Agreement (the “Agreement”) with several purchasers identified in the Agreement (“Purchasers”). Under the terms of the Agreement, on May 15, 2008, KGE completed the sale to the Purchasers of $150,000,000 aggregate principal amount of First Mortgage Bonds consisting of (a) $50,000,000 aggregate principal amount of First Mortgage Bonds, 6.15% Series A Due May 15, 2023 and (b) $100,000,000 aggregate principal amount of First Mortgage Bonds, 6.64% Series B Due May 15, 2038 (collectively, the “Bonds”). The Bonds were issued under KGE’s Mortgage and Deed of Trust, dated as of April 1, 1940, as amended.

KGE will pay interest on the bonds on May 15 and November 15 of each year until maturity, beginning on November 15, 2008. KGE may redeem the bonds, in whole or in part, at any time at a redemption price equal to 100% of the principal amount to be redeemed plus accrued and unpaid interest of the principal amount being redeemed to the redemption date plus a make-whole amount as described in the Fifty-First Supplemental Indenture dated as of May 15, 2008 (the “Supplemental Indenture”). The Bonds will be secured equally with all other bonds outstanding or hereafter issued under KGE’s Mortgage and Deed of Trust, dated as of April 1, 1940, as supplemented and amended.

The sale of the Bonds is being made by KGE in reliance on a private placement exemption from registration under the Securities Act of 1933, as amended.

The foregoing summary is qualified in its entirety by reference to the text of the Agreement and the Supplemental Indenture, a copy of each of which is filed as an exhibit hereto and is incorporated by reference.

Section 9 – Financial Statement and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Bond Purchase Agreement, dated as of May 15, 2008, between KGE and the Purchasers.

4.2	Fifty-First Supplemental Indenture, dated as of May 15, 2008, by and among KGE, The Bank of New York Trust Company, N.A. and Judith L. Bartolini.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTAR ENERGY, INC.

Date: May 15, 2008	By:	/s/ Larry D. Irick
	Name:	Larry D. Irick
	Title:	Vice President, General Counsel and Corporate Secretary

Index to Exhibits

Exhibit No.	Description
4.1	Bond Purchase Agreement, dated as of May 15, 2008, between KGE and the Purchasers.

4.2	Fifty-First Supplemental Indenture, dated as of May 15, 2008, by and among KGE, The Bank of New York Trust Company, N.A. and Judith L. Bartolini.